Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 10/1/11 — 10/31/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	November 20, 2011

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 10/1/11 — 10/31/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE FILING
	BANK ACCOUNTS				CURRENT MONTH		TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$41,950.83		$42,332,157.45		$42,374,108.28		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$1,033,315.22
OTHER (ATTACH LIST)							$45,288,111.33
TRANSFERS (FROM DIP ACCTS)							$45,771,737.45
TOTAL RECEIPTS							$92,093.164.00

DISBURSEMENTS
NET PAYROLL	$7,101.50				$7,101.50		$701,772.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$19,784.12				$19,784.12		$1,115,871.34
SELLING
OTHER (ATTACH LIST)							$1,486,086.27

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

							$45,771,737.45
PROFESSIONAL FEES							$4,266.434.17
U.S. TRUSTEE QUARTERLY FEES							$41,924.01
COURT COSTS
TOTAL DISBURSEMENTS	$26,885.62				$26,885.62		$53,383,825.91

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(26,885.62)				$(26,885.62)		$38,709,338.09

CASH — END OF MONTH	$15,065.21		$42,332,157.45		$42,347,222.66		$42,347,222.66

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$26,885.62
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$26,885.62

Account 9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 10/31/11

Balance per Bank		$15,048.09

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total		$0.00

Other (List)

Bank charges on bank not on books		$17.12

Balance per Books		$15,065.21

Account 9472
Account Name PFF Bancorp, Inc. — Tax Refund Holding
Reconciliation As of Date 10/31/11

Balance per Bank		$0.00

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total

Other (List)

Balance per Books		$0.00

Account 1900
Account Name PFF Bancorp, Inc. — FDIC QSF
Reconciliation As of Date 10/31/11

Balance per Bank		$42,332,157.45

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)

Balance per Books		$42,332,157.45

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 10/1/11 — 10/31/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings LLP								$1,997,643.56	$24,982.85

JH Cohn								$726,866.80	$5,472.15

Blank Rome								$1,167,570.20	$30,697.85

Richards Layton & Finger								$251,248.88

Flaster Greenberg								$55,383.78	$1,789.42

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 6
CUSTOMER CONNECTION	Last Statement: 09/30/2011
BANK OF AMERICA, N.A.	This Statement: 10/31/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/01/2011 — 10/31/2011	Statement Beginning Balance	$41,789.51
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	6	Amount of Checks	$24,248.28
Number of Other Debits	10	Amount of Other Debits	$2,493.14
		Statement Ending Balance	$15,048.09
Number of Enclosures	6
		Service Charge	$17.12
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1427	$5,019.37	10/12	2692048956	1430		$9,817.41	10/12	1082326066
1428	$3,482.01	10/12	2692048957	1431		$46.17	10/13	9792506263
1429	$1,193.40	10/17	8892755088	10073	*	$4,689.92	10/13	9792506268
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/05	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900007
10/05	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900008
10/05	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900009
10/05	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900010
10/05	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900011
10/05	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900012
10/05	1	$5.00	STATEMENT ACTIVITY PRINT	09939900013
10/11		$2,411.58	ADP TX/FINCL SVC DES: ADP — TAX ID: E2Z8V 100740A01 INDN: PFF BANCORP INC CO ID: 1223006057 CCD	80006557612
10/19		$64.44	ADP PAYROLL FEES DES: ADP — FEES ID: 13Z8V 2583643 INDN: PFF BANCORP INC CO ID: 9659605001 CCD	91011388166
10/31		$0.12	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
09/30	$41,789.51	$41,789.51	10/13	$16,306.05	$16,306.05
10/05	$41,772.51	$41,772.51	10/17	$15,112.65	$15,112.65
10/11	$39,360.93	$39,360.93	10/19	$15,048.21	$15,048.21
10/12	$21,042.14	$21,042.14	10/31	$15,048.09	$15,048.09

Bank of America LOGO	Account Number 9146
01 01 149 01 M0000 E# 6
CUSTOMER CONNECTION	Last Statement: 09/30/2011
BANK OF AMERICA, N.A.	This Statement: 10/31/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT
2058 N. MILLS AVE #139	Page 2 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Bank of America LOGO	Account Number 9472
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 08/31/2011
BANK OF AMERICA, N.A.	This Statement: 09/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
TAX REFUND HOLDING ACCOUNT
2058 N. MILLS AVE #139	Page 1 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	09/01/2011 — 09/30/2011	Statement Beginning Balance	$44,771,833.45
Number of Deposits/Credits	1	Amount of Deposits/Credits	$20.00
Number of Checks	0	Amount of Checks	$0.00
Number of Other Debits	32	Amount of Other Debits	$44,771,853.45
		Statement Ending Balance	$0.00
Number of Enclosures	0
		Service Charge	$116.00
Deposits and Credits

	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
02/14		$20.00	SERVICE CHARGE REFUND	04303040284
			REASON REFUND WIRE FEE W/O 09/14/11 PER INSTRUCTIONS FROM SR1-1155505583 FDBS NNF 001304 NBK1K5V
Withdrawals and Debits
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900027
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900028
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900029
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900030
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900031
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900032
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900033
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900034
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900035
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900036
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900037
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900038
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900039
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900040
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900041
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900042
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900043
09/08	1	$2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900044
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900045
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900046
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900047
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900048
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900049
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900050
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900051
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900052
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900053
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900054
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900055
09/08	1	$5.00	STATEMENT ACTIVITY PRINT	09939900056

Bank of America LOGO	Account Number 9472
01 01 152 01 M0000 E# 0
CUSTOMER CONNECTION	Last Statement: 08/31/2011
BANK OF AMERICA, N.A.	This Statement: 09/30/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
PFF BANCORP, INC
DEBTOR IN POSSESSION #08-13127-KJC
TAX REFUND HOLDING ACCOUNT
2058 N. MILLS AVE #139	Page 2 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Other Debits — Continued

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
09/14		$44,771,737.45	WIRE TYPE: WIRE OUT DATE: 110914 TIME: 1605 ET TRN: 2011091400227166 SERVICE REF: 009735 BNF: CORPORATE TRUST CLEARING ID: 121000248 PMT DET: 011109 14006877NN/ACC/FFC: 83671900 PFF BANCORP	00370227166
09/14	1	$20.00	BANK ASSIST DOMESTIC WIRE	09980200007
Daily Balances

		Collected			Collected
Date	Ledger Balance	Balance	Date	Ledger Balance	Balance
08/31	$44,771,833.45	$44,771,833.45	09/21	$0.00	$0.00
09/08	$44,771,737.45	$44,771,737.45	09/30	$0.00	$0.00
09/14	$20.00-	$20.00-

Account Number 9472
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 0
BANK OF AMERICA, N.A.	Last Statement: 07/29/2011
DALLAS, TEXAS 75283-2406	This Statement: 08/31/2011

Customer Service 1-800-342-7722
PFF BANCORP, INC

Page 3 of 3

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

CTS CMES SPECIALIZED PRODS MN
CORPORATE TRUST SERVICES
MAC N9311-110 SPECIALIZED PRODUCTS
625 MARQUETTE AVE, 11TH FLOOR
MINNEAPOLIS, MN 55402-2308
PFF BANCORP FDIC QSF
ACCOUNT NUMBER 83671900
MONTHLY STATEMENT
OCTOBER 1, 2011 THROUGH OCTOBER 31, 2011

ACCOUNT MANAGER: DAVID BERGSTROM
TELEPHONE NUMBER: 612-667-7390

FEDERAL DEPOSIT INSURANCE CORP	ADMINISTRATOR: DAVID PICKETT
3501 FAIRFAX DRIVE	TELEPHONE NUMBER: (612) 667-9099
ARLINGTON, VIRGINIA 22226
ATTN: B. AMON JAMES

TABLE OF CONTENTS	PFF BANCORP FDIC QSF
FOR THE PERIOD ENDED OCTOBER 1, 2011 THROUGH OCTOBER 31, 2011	ACCOUNT NUMBER 83671900

ASSET SUMMARY	PFF BANCORP FDIC QSF
AS OF OCTOBER 31, 2011	ACCOUNT NUMBER 83671900
ASSET SUMMARY

			UNREALIZED	ACCRUED
INVESTMENT CATEGORY	COST VALUE	MARKET VALUE	GAIN/LOSS	INCOME

CASH	$0.00	$0.00
CASH EQUIVALENTS	$42,332,157.45	$42,329,810.80	$2,346.65-	$4.26

TOTAL INVESTMENTS	$42,332,157.45	$42,329,810.80	$2,346.65-	$4.26

STATEMENT OF ASSETS	PFF BANCORP FDIC QSF
AS OF OCTOBER 31, 2011	ACCOUNT NUMBER 83671900
STATEMENT OF ASSETS

		COST VALUE	MARKET VALUE	UNREALIZED
PAR VALUE / SHARES	DESCRIPTION	/ UNIT COST	/ UNIT PRICE	GAIN / LOSS	ACCRUED INCOME
CASH EQUIVALENTS

$20,925,000	US TREASURY BILL	$20,915,618.63	$20,915,165.25	$453.38-	$0.00
	DTD 06/30/11 06/28/2012	99.995	99.953
	CUSIP9127953W9

$21,167.000	US TREASURY BILL	$21,165,929.89	$21,164,036.62	$1,893.27-	$0.00
	DTD 09/22/11 03/22/2012	99.995	99.986
	CUSIP9127955E7

$250,608.93	WFB MONEY MARKET	$250,608.93	$250,608.93	$0.00	$4.26
	DEPOSIT ACCOUNT	1.000	1.000
	CUSIP999491905

TOTAL CASH EQUIVALENTS		$43,332,157.45	$42,329,810.80	$2,346.65-	$4.26

TOTAL INVESTMENTS		$42,332,157.45	$42,329,810.80	$2,346.65-	$4.26

CASH SUMMARY	PFF BANCORP FDIC QSF
FOR THE PERIOD OCTOBER 1, 2011 THROUGH OCTOBER 31, 2011	ACCOUNT NUMBER 83671900
CASH SUMMARY

DESCRIPTION	PRINCIPAL CASH	INCOME CASH
BEGINNING BALANCE	$21,166,227.56	$0.00

DISBURSEMENTS

PURCHASES	$20,915,618.63-	$0.00
CASH MANAGEMENT PURCHASES	$250,608.93-	$0.00
TOTAL CASH DISBURSEMENTS	$21,166,227.56-	$0.00

ENDING BALANCE	$0.00	$0.00

STATEMENT OF TRANSACTIONS	PFF BANCORP FDIC QSF
FOR THE PERIOD OCTOBER 1, 2011 THROUGH OCTOBER 31, 2011	ACCOUNT NUMBER 83671900
STATEMENT OF TRANSACTIONS

	PAR VALUE /					REALIZED
DATE	SHARES	DESCRIPTION	PRINCIPAL CASH	INCOME CASH	COST VALUE	GAIN/LOSS
		BEGINNING BALANCE	$21,166,227.56	$0.00	$21,165,929.89

10/03/11	20,925,000	PURCHASED	$20,915,618.63-		$20,915,618.63
		US TREASURY BILL 6/28/12 CUSIP 9127953W9 AT $99.96 ON TRADE DATE 09/30/2011 TO SETTLE ON 10/03/2011 WELLS FARGO SECURITIES, LLC

10/31/11	250,608.93	CASH SWEEP PURCHASES FOR STMT PERIOD	$250,608.93		$250,608.93
		WEB MONEY MARKET DEPOSIT ACCOUNT CUSIP 999491905 1 TRANSACTION

		ENDING BALANCE	$0.00	$0.00	$42,332,157.45

STATEMENT OF TRANSACTIONS	PFF BANCORP FDIC QSF
FOR THE PERIOD OCTOBER 1, 2011 THROUGH OCTOBER 31, 2011	ACCOUNT NUMBER 83671900
STATEMENT OF TRANSACTIONS

DATE	PAR VALUE / SHARES	DESCRIPTION	PRINCIPAL CASH	INCOME CASH

10/03/11	250,608.93	PURCHASED WFB MONEY MARKET DEPOSIT ACCOUNT	250,608.93-

WFB MONEY MARKET DEPOSIT ACCOUNT

		TOTAL PURCHASES/DEPOSITS	$250,608.93-	$0.00

		TOTAL SALES/WITHDRAWALS	$0.00	$0.00

PFF Bancorp, Inc.
Transaction Detail by Account
October 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	10/03/2011	Journal Entry	563			-SPLIT-	-161.32	-161.32
	10/05/2011	Journal Entry	570			-SPLIT-	-5,019.37	-5,180.69
	10/05/2011	Journal Entry	574			-SPLIT-	-46.17	-5,226.86
	10/05/2011	Journal Entry	573			-SPLIT-	-9,817.41	-15,044.27
	10/05/2011	Journal Entry	572			-SPLIT-	-1,193.40	-16,237.67
	10/05/2011	Journal Entry	571			-SPLIT-	-3,482.01	-19,719.68
	10/06/2011	Journal Entry	575			-SPLIT-	-7,165.94	-26,885.62
	10/14/2011	Journal Entry	580			-SPLIT-	0.00	-26,885.62

Total for B of A Checking							-26,885.62
Post Petition Unpaid — KCC
	10/05/2011	Journal Entry	570			-SPLIT-	-5,019.37	-5,019.37
	10/05/2011	Journal Entry	571			-SPLIT-	-3,482.01	-8,501.38
	10/30/2011	Journal Entry	583			-SPLIT-	11,312.11	2,810.73

Total for Post Petition Unpaid — KCC							2,810.73
Post Petition Unpaid — McCarthy
	10/05/2011	Journal Entry	574			-SPLIT-	-46.17	-46.17
	10/06/2011	Journal Entry	575			-SPLIT-	-7,000.00	-7,046.17
	10/08/2011	Journal Entry	576			-SPLIT-	6,388.37	-657.80
	10/21/2011	Journal Entry	581			-SPLIT-	5,432.24	4,774.44

Total for Post Petition Unpaid — McCarthy							4,774.44
Post Petition Unpaid — Pure Comp
	10/05/2011	Journal Entry	572			-SPLIT-	-1,193.40	-1,193.40
	10/10/2011	Journal Entry	579			-SPLIT-	2,123.10	929.70

Total for Post Petition Unpaid — Pure Comp							929.70
Post Petition Unpaid — RLF
	10/08/2011	Journal Entry	578			-SPLIT-	16,149.29	16,149.29

Total for Post Petition Unpaid — RLF							16,149.29
Post Petition Unpaid — Talbott
	10/05/2011	Journal Entry	573			-SPLIT-	-9,817.41	-9,817.41
	10/08/2011	Journal Entry	577			-SPLIT-	11,066.41	1,249.00
	10/21/2011	Journal Entry	582			-SPLIT-	5,144.66	6,393.66

Total for Post Petition Unpaid — Talbott							6,393.66
Bank Charges
	10/03/2011	Journal Entry	563			-SPLIT-	161.32	161.32

Total for Bank Charges							161.32
Contractor — Talbott
	10/08/2011	Journal Entry	577			-SPLIT-	10,812.50	10,812.50
	10/21/2011	Journal Entry	582			-SPLIT-	5,000.00	15,812.50

Total for Contractor — Talbott							15,812.50
Contractor — Talbott — Expenses

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
	10/08/2011	Journal Entry	577			-SPLIT-	253.91	253.91
	10/21/2011	Journal Entry	582			-SPLIT-	144.66	398.57

Total for Contractor — Talbott — Expenses							398.57
Kurtzman Carson
	10/30/2011	Journal Entry	583			-SPLIT-	11,312.11	11,312.11

Total for Kurtzman Carson							11,312.11
Office Expenses
	10/06/2011	Journal Entry	575			-SPLIT-	64.44	64.44
	10/10/2011	Journal Entry	579			-SPLIT-	2,123.10	2,187.54

Total for Office Expenses							2,187.54
Payroll
	10/06/2011	Journal Entry	575			-SPLIT-	101.50	101.50
	10/08/2011	Journal Entry	576			-SPLIT-	6,125.00	6,226.50
	10/21/2011	Journal Entry	581			-SPLIT-	5,375.00	11,601.50

Total for Payroll							11,601.50
Post Petition Accrued Exp — RLF
	10/08/2011	Journal Entry	578			-SPLIT-	16,149.29	16,149.29

Total for Post Petition Accrued Exp — RLF							16,149.29
Postage
	10/08/2011	Journal Entry	576			-SPLIT-	222.12	222.12
	10/21/2011	Journal Entry	581			-SPLIT-	15.99	238.11

Total for Postage							238.11
Travel
	10/08/2011	Journal Entry	576			-SPLIT-	41.25	41.25
	10/21/2011	Journal Entry	581			-SPLIT-	41.25	82.50

Total for Travel							82.50
US Trustee
	10/14/2011	Journal Entry	580			-SPLIT-	0.00	0.00

Total for US Trustee							0.00

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/03/2011

Account	Debit	Credit

Bank Charges	$161.32
B of A Checking		$161.32

Totals	$161.32	$161.32
Memo: B of A — Sept

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/05/2011

Account	Debit	Credit

Post Petition Unpaid — KCC	$5,019.37
B of A Checking		$5,019.37

Totals	$5,019.37	$5,019.37
Memo: Pay Post Petition Debts

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/05/2011

Account	Debit	Credit

Post Petition Unpaid — McCarthy	$46.17
B of A Checking		$46.17

Totals	$46.17	$46.17
Memo: Pay Post Petition Debts

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/05/2011

Account	Debit	Credit

Post Petition Unpaid — Talbott	$9,817.41
B of A Checking		$9,817.41

Totals	$9,817.41	$9,817.41
Memo: Pay Post Petition Debts

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/05/2011

Account	Debit	Credit

Post Petition Unpaid — Pure Co	$1,193.40
B of A Checking		$1,193.40

Totals	$1,193.40	$1,193.40
Memo: Pay Post Petition Debts

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/05/2011

Account	Debit	Credit

Post Petition Unpaid — KCC	$3,482.01
B of A Checking		$3,482.01

Totals	$3,482.01	$3,482.01
Memo: Pay Post Petition Debts

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/06/2011

Account	Debit	Credit

Post Petition Unpaid — McCarthy	$7,000.00
Office Expenses	$64.44
Payroll	$101.50
B of A Checking		$7,165.94

Totals	$7,165.94	$7,165.94
Memo: Process Accrued Payroll 9/10 — 9/23/11

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/14/2011

Account	Debit	Credit

US Trustee	$0.00
B of A Checking		$0.00

Totals	$0.00	$0.00
Memo: Q3 ‘11

PFF Bancorp, Inc.
Profit & Loss
October 2011

Total
Income
Total Income
Expenses
Bank Charges	161.32
Contractor — Talbott	15,812.50
Contractor — Talbott — Expenses	398.57
Kurtzman Carson	11,312.11
Office Expenses	2,187.54
Payroll	11,601.50
Post Petition Accrued Exp — RLF	16,149.29
Postage	238.11
Travel	82.50
US Trustee	0.00

Total Expenses	$57,943.44

Net Operating Income	$-57,943.44

Net Income	$-57,943.44

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — October 31, 2011

Total
Income
Interest Income	33,315.22
Refunds-Allowances	17,200.00
Settlement Funds Received	157,912.20
Workers Comp Experience Refund	10,563.00

Total Income	$218,990.42
Expenses
Accrued Expenses	0.00
Bank Charges	4,156.52
Bank Charges — Tax A/C’s	-2549.28
Blank Rome — Expenses	30,697.85
Blank Rome — Fees	1,167,570.20
Commissions & Fees	0.00
Contractor — Talbott	711,930.75
Contractor — Talbott — Expenses	9,306.94
Flaster Greenberg — Expenses	1,789.42
Flaster Greenberg Fees	55,383.78
Interest Expense	0.99
JH Cohn — Expenses	5,472.15
JH Cohn — Fees	726,866.80
Kurtzman Carson	264,427.52
Legal & Professional Fees	298,102.77
Office Expenses	62,160.99
Payroll	713,272.67
PHJW Expenses	24,982.85
PHJW Fees	1,997,643.56
Post Petit Prof — Pending	0.00
Post Petition Accrued Exp — JH C	40,002.16
Post Petition Accrued Exp — MOGR	28,341.39
Post Petition Accrued Exp — PH	17,306.21
Post Petition Accrued Exp — RLF	79,471.39
Postage	3,424.58
Progressive Reimb	-202416.95
RLF — Fees	251,248.88
RLF Expenses	4,778.68
Supplies	383.11
Taxes & Licenses	15,653.23
Travel	17,518.75
US Trustee	41,924.01

Total Expenses	$6,368,851.92

Net Operating Income	$-6,149,861.50
Other Income
Funds Disb to Bancorp From Tax A/C	1,000,000.00
Other Income	125,750.46

Total
Total Other Income	$1,125,750.46
Other Expenses

Charge Off Invest in PFF B&T	142,517,693.00
Miscellaneous	2,000.20

Total Other Expenses	$142,519,693.20

Net Other Income	$-141,393,942.74

Net Income	$-147,543,804.24

PFF Bancorp, Inc.
Balance Sheet
As of October 31, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	15,065.21
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Money Market — Tax Refund	0.00
Paine Webber Business Svcs.	0.00
PFF Bancorp FDIC QSF	42,332,157.45
Trust Inv A/C	0.00
Wells Fargo Tax Escrow	0.00

Total Bank Accounts	$44,047,222.66
Other Current Assets
Prepaid — Moffett	4,060.00

Total Other Current Assets	$4,060.00

Total Current Assets	$44,051,282.66
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Kurtzman Carson Retainer	15,000.00
Net Income/Loss	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	33,000.00

Total
Prepaid OTS Assessment	6,357.00
Progressive — Tail	0.00
RLF Retainer	65,940.94
Stock Options Granted	24,911,967.00
Travellers Tail	0.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,020,059.94

TOTAL ASSETS	$55,071,342.60

LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Accounts Payable
Post Petition Debts	0.00
Post Petition Unpaid — JH C	40,002.16
Post Petition Unpaid — KCC	11,312.11
Post Petition Unpaid — McCarthy	11,820.61
Post Petition Unpaid — MOGR	28,341.39
Post Petition Unpaid — PH	17,306.21
Post Petition Unpaid — Pure Comp	2,123.10
Post Petition Unpaid — RLF	79,471.39
Post Petition Unpaid — Talbott	16,211.07

Total Accounts Payable	$206,588.04
Other Current Liabilities
Accrued Expenses Payable	0.00
Due to FDIC — Taxes	0.00
Suspense — NOL Carryback	42,332,157.45

Total Other Current Liabilities	$42,332,157.45

Total Current Liabilities	$42,538,745.49
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00

Total
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$159,968,801.49
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00

Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-146,678,997.03
Net Income	-942455.86

Total Equity	$-104,897,458.89

TOTAL LIABILITIES AND EQUITY	$55,071,342.60

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 10/1/11 — 10/31/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$18,334.17	$11,312.11			$28,341.39	$57,987.67
Wages Payable	$11,820.61					$11,820.61
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees				$16,149.29	$120,630.47	$136,779.76
Amounts Due to Insiders*
Other: Contractor
Other: _____________
Total Postpetition Debts	$30,154.78	$11,312.11	$0.00	$16,149.29	$148,971.86	$206,588.04
Explain how and when the Debtor intends to pay any past-due postpetition debts.
Amounts will be paid upon release of tax refund monies held in suspense pending authorization from FDIC.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Post Petition Debts

Firm	Description	Requested	Authorized	Expenses	Total Due

Paul Hastings	8th Interim 4/1 - 7/31/11	$21,287.00	$17,029.60	$276.61	$17,306.21

RLF	4/1 - 4/30/11	$19,180.50	$15,344.40	$200.02	$15,544.42
	5/1 - 5/31/11	$17,422.50	$13,938.00	$188.19	$14,126.19
	6/1 - 6/30/11	$17,975.00	$14,380.00	$338.81	$14,718.81
	7/1 - 7/31/11	$23,334.00	$18,667.20	$265.48	$18,932.68
	8/1 - 8/31/11	$20,128.49	$15,916.80	$232.49	$16,149.29

JH Cohn	4/1 - 4/30/11	$19,588.00	$15,670.40	$11.52	$15,681.92
	5/1 - 5/31/11	$14,013.00	$11,210.40	$15.60	$11,226.00
	6/1 - 6/30/11	$6,134.00	$4,907.20	$0.00	$4,907.20
	7/1 -7/31/11	$10,223.00	$8,178.40	$8.64	$8,187.04

Moffett & Grigorian	11/1/10 - 12/31/10	NA	$15,290.30	$0.00	$15,290.30
	1/1/11 - 1/31/11	NA	$6,585.50	$0.00	$6,585.50
	1/27/11 - 6/25/11	NA	$6,460.00	$5.59	$6,465.59

Kurtzman Carson	9/1/11 - 9/30/11	NA	$7,922.00	$3,390.11	$11,312.11

RR Donnelley	10/4/2011	NA	$2,123.10	$0.00	$2,123.10

McCarthy	9/24/11 - 10/7/11	NA	$6,125.00	$263.37	$6,388.37
	10/8/11 - 10/21/11	NA	$5,375.00	$57.24	$5,432.24

Talbott	9/25/11 - 10/8/11	NA	$10,812.50	$253.91	$11,066.41
	10/9/11 - 10/22/11	NA	$5,000.00	$144.66	$5,144.66

Total					$206,588.04

In re PFF Bancorp, Inc.	08-13127
Debtor	10/1/11 — 10/31/11
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 10/1/11 — 10/31/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	November 20, 2011

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 10/1/11 — 10/31/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE FILING
	BANK ACCOUNTS					CURRENT MONTH		TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$94,118.54					$94,118.54		$31,278.00

CASH SALES								$3,516.02
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS								$30,277.00
OTHER (ATTACH LIST)	$580.22	[1]				$580.22		$64,866.23
TRANSFERS (FROM DIP ACCTS)								$196,027.42

TOTAL RECEIPTS	$580.22					$580.22		$294,686.67

NET PAYROLL								$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES								$124,519.58
INSURANCE
ADMINISTRATIVE	$646.72					$646.72		$70,138.38
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)								$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00					$325.00		$5,525.00
COURT COSTS
TOTAL DISBURSEMENTS	$971.72					$971.72		$232,237.63

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(391.50)					$(391.50)		$62,449.04

CASH — END OF MONTH	$93,727.04					$93,727.04		$93,727.04

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$971.72
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$971.72

[1]	California Financial Partners – Sept 2011 $580.22

Account 9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 10/31/11

Balance per Bank		$93,726.32

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Bank charges on bank not on books		$0.72

Balance per Books		$93,727.04

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 10/1/11 — 10/31/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
NONE

Bank of America LOGO	Account Number 9162
01 01 149 01 M0000 E# 2
CUSTOMER CONNECTION	Last Statement: 09/30/2011
BANK OF AMERICA, N.A.	This Statement: 10/31/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/01/2011 — 10/31/2011	Statement Beginning Balance	$94,021.82
Number of Deposits/Credits	1	Amount of Deposits/Credits	$580.22
Number of Checks	2	Amount of Checks	$875.00
Number of Other Debits	1	Amount of Other Debits	$0.72
		Statement Ending Balance	$93,726.32
Number of Enclosures	2
		Service Charge	$0.72
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/18		$580.22	CA BANKING CENTER DEPOSIT	299705760704475
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1147	$325.00	10/25	6892257202	1148	$550.00	10/31	6192658932
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/31		$0.72	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
09/30	$94,021.82	$93,438.30	10/21	$94,602.04	$94,567.23
10/03	$94,021.82	$93,986.81	10/24	$94,602.04	$94,602.04
10/04	$94,021.82	$94,021.82	10/25	$94,277.04	$94,277.04
10/18	$94,602.04	$94,021.82	10/31	$93,726.32	$93,726.32

Account Number 9162
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 2
BANK OF AMERICA, N.A.	Last Statement: 09/30/2011
DALLAS, TEXAS 75283-2406	This Statement: 10/31/2011

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
Page 2 of 2

Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
October 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	10/03/2011	Journal Entry	283			-SPLIT-	-96.72	-96.72
	10/14/2011	Journal Entry	284			-SPLIT-	-325.00	-421.72
	10/17/2011	Journal Entry	285			-SPLIT-	580.22	158.50
	10/21/2011	Journal Entry	286			-SPLIT-	-550.00	-391.50

Total for B of A Checking							-391.50
CA Financial Ptnr Income
	10/17/2011	Journal Entry	285			-SPLIT-	580.22	580.22

Total for CA Financial Ptnr Income							580.22
Bank Charges
	10/03/2011	Journal Entry	283			-SPLIT-	96.72	96.72

Total for Bank Charges							96.72
Reliable Self Storage
	10/21/2011	Journal Entry	286			-SPLIT-	550.00	550.00

Total for Reliable Self Storage							550.00
US Trustee
	10/14/2011	Journal Entry	284			-SPLIT-	325.00	325.00

Total for US Trustee							325.00

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/03/2011

Account	Debit	Credit

Bank Charges	$96.72
B of A Checking		$96.72

Totals	$96.72	$96.72
Memo: B of A — Sept

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/14/2011

Account	Debit	Credit

US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00
Memo: Q3 ‘11

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/17/2011

Account	Debit	Credit

B of A Checking	$580.22
CA Financial Ptnr Income		$580.22

Totals	$580.22	$580.22
Memo: Sept ‘11 (31 of 48)

Journal Entry	Adjusting Journal Entry: Recent
Date: 010/21/2011

Account	Debit	Credit

Reliable Self Storage	$550.00
B of A Checking		$550.00

Totals	$550.00	$550.00
Memo: 11/1 — 11/30/11

Glencrest Investment Advisors, Inc.
Profit & Loss
October 2011

Total
Income
CA Financial Ptnr Income	580.22

Total Income	$580.22
Expenses
Bank Charges	96.72
Reliable Self Storage	550.00
US Trustee	325.00
Total Expenses	$971.72

Net Operating Income	$-391.50

Net Income	$-391.50

Glencrest Investment Advisors, Inc.
Profit & Loss
December 8, 2008 — October 31, 2011

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	16,495.38
Fees Billed	3,723.54
Misc Asset Sales — Claremont	30,277.00
Rental Income Palm Desert	27,573.93
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$109,724.05
Expenses
Bank Charges	617.92
Computek I.T.	1,275.00
I 365 Data Storage	20,751.64
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7097.45
Office Expenses	3,959.35
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Reliable Self Storage	15,937.74
Rent — Claremont	93,547.58
Rent — Palm Desert	32,194.67
Supplies	-233.34
Taxes & Licenses	2,480.41
US Trustee	5,525.00
Utilities	2,500.98
Utilities — Gas Co	939.56
Utilities — Phone and Data	13,180.03
Utilities — SCE	7,260.65
Utilities — Siemens	848.52
Utilities — Water	15.14

Total Expenses	$227,729.08

Net Operating Income	$-118,005.03
Other Income
Other Income	12,419.88

Total Other Income	$12,419.88
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$12,365.77

Net Income	$-105,639.26

Glencrest Investment Advisors, Inc.
Balance Sheet
As of October 31, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	93,727.04
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$93,727.04

Total Current Assets	$93,727.04
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$725,499.04

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00

Total
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	4,255.98
Net Income	-1207.94

Total Equity	$666,661.04

TOTAL LIABILITIES AND EQUITY	$725,499.04

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 10/1/11 — 10/31/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Glencrest Investment Advisors, Inc.	08-13128
	Debtor	10/1/11 — 10/31/11
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 10/1/11 — 10/31/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	November 20, 2011

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 10/1/11 — 10/31/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE FILING TO
	BANK ACCOUNTS				CURRENT MONTH		DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$91,263.01				$91,263.01		$44,046.24

RECEIPTS
CASH SALES	$101.21				$101.21		$50,877.01
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$307.22
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$101.21				$101.21		$51,184.23

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$96.70				$96.70		$387.95
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$3,900.00
COURT COSTS
TOTAL DISBURSEMENTS	$421.70				$421.70		$4,287.955

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(320.49)				$(320.49)		$46,896.28

CASH — END OF MONTH	$90,942.52				$90,942.52		$90,942.52

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$421.70
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$421.70

Account 8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 10/31/11

Balance per Bank		$90,941.82

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total

Other (List)
Bank charges on bank not on books		$0.70

Balance per Books		$90,942.52

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 10/1/11 — 10/31/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8202
01 01 149 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 09/30/2011
BANK OF AMERICA, N.A.	This Statement: 10/31/2011
DALLAS, TEXAS 75283-2406
Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
2058 N. MILLS AVE #139	Page 1 of 3
CLAREMONT CA 91711
Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/01/2011 — 10/31/2011	Statement Beginning Balance	$91,166.31
Number of Deposits/Credits	1	Amount of Deposits/Credits	$101.21
Number of Checks	1	Amount of Checks	$325.00
Number of Other Debits	1	Amount of Other Debits	$0.70
		Statement Ending Balance	$90.941.82
Number of Enclosures	1
		Service Charge	$0.70
Deposits and Credits

Date	Customer
Posted	Reference	Amount	Description	Bank Reference
10/18		$101.21	CA BANKING CENTER DEPOSIT	299705760704477
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1014	$325.00	10/25	6892257205
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/31		$0.70	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
09/30	$91,166.31	$91,166.31	10/24	$91,267.52	$91,267.52
10/18	$91,267.52	$91,166.31	10/25	$90,942.52	$90,942.52
10/21	$91,267.52	$91,261.45	10/31	$90,941.82	$90,941.82

Account Number 8202
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 09/30/2011
DALLAS, TEXAS 75283-2406	This Statement: 10/31/2011

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
October 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	10/03/2011	Journal Entry	118			-SPLIT-	-96.70	-96.70
	10/14/2011	Journal Entry	119			-SPLIT-	-325.00	-421.70
	10/17/2011	Journal Entry	120			-SPLIT-	101.21	-320.49

Total for B of A Checking							-320.49
Fees Billed
	10/17/2011	Journal Entry	120			-SPLIT-	101.21	101.21

Total for Fees Billed							101.21
Bank Charges
	10/03/2011	Journal Entry	118			-SPLIT-	96.70	96.70

Total for Bank Charges							96.70
US Trustee
	10/14/2011	Journal Entry	119			-SPLIT-	325.00	325.00

Total for US Trustee							325.00

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/03/2011

Account	Debit	Credit

Bank Charges	$96.70
B of A Checking		$96.70

Totals	$96.70	$96.70
Memo: B of A — Sept

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/14/2011

Account	Debit	Credit

US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00
Memo: Q3 ‘11

Journal Entry	Adjusting Journal Entry: Recent
Date: 10/17/2011

Account	Debit	Credit

B of A Checking	$101.21
Fees Billed		$101.21

Totals	$101.21	$101.21
Memo: Transamerica

Glencrest Insurance Services, Inc.
Profit & Loss
October 2011

Total
Income
Fees Billed	101.21

Total Income	$101.21
Expenses
Bank Charges	96.70
US Trustee	325.00

Total Expenses	$421.70

Net Operating Income	$-320.49

Net Income	$-320.49

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — October 31, 2011

Total
Income
Fees Billed	50,877.01

Total Income	$50,877.01
Expenses
Bank Charges	387.95
Taxes & Licenses	0.00
US Trustee	3,900.00

Total Expenses	$4,287.95

Net Operating Income	$46,589.06
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$46,896.28

Glencrest Insurance Services, Inc.
Balance Sheet
As of October 31, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	90,942.52
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$90,942.52

Total Current Assets	$90,942.52
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$143,337.52

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	46,960.14
Net Income	-63.86

Total Equity	$107,465.52

TOTAL LIABILITIES AND EQUITY	$143,337.52

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 10/1/11 — 10/31/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Glencrest Insurance Services, Inc. Debtor	08-13131 7/1-10/31/11
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 10/1/11 — 10/31/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	November 20, 2011 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 10/1/11 — 10/31/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,757,906.82				$1,757,906.82		$1,186,035.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$350,000.00
TRANSFERS (FROM DIP ACCTS)							$227,179.23

TOTAL RECEIPTS							$577,179.23

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$109.54				$109.54		$1,742.61
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$3,900.00
COURT COSTS
TOTAL DISBURSEMENTS	$434.54				$434.54		$5,741.95

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(434.54)				$(434.54)		$571,437.28

CASH — END OF MONTH	$1,757,472.28				$1,757,472.28		$1,757,472.28

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$434.54
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$434.54

Account 9188

Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 10/31/11

Balance per Bank		$1,757,458.75

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)
Bank charges on bank not on books		$13.53

Balance per Books		$1,757,472.28

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 10/1/11 — 10/31/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 9188
01 01 149 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 09/30/2011
BANK OF AMERICA, N.A.	This Statement: 10/31/2011
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
2058 N. MILLS AVE #139
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/01/2011 — 10/31/2011	Statement Beginning Balance	$1,757,797.28
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	1	Amount of Checks	$325.00
Number of Other Debits	1	Amount of Other Debits	$13.53
		Statement Ending Balance	$1,757,458.75
Number of Enclosures	1
		Service Charge	$13.53
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1015	$325.00	10/25	6892257203
Other Debits

Date
Posted	Customer Reference	Amount	Description	Bank Reference
1031		$13.53	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
09/30	$1,757,797.28	$1,757,797.28	10/31	$1,757,458.75	$1,757,458.75
10/25	$1,757,472.28	$1,757,472.28

Account Number 9188
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 09/30/2011
DALLAS, TEXAS 75283-2406	This Statement: 10/31/2011

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*
Tell us the dollar amount of the suspected error. For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
October 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	10/03/2011	Journal Entry	56			-SPLIT-	-109.54	-109.54
	10/14/2011	Journal Entry	57			-SPLIT-	-325.00	-434.54

Total for B of A Checking							-434.54
Bank Charges
	10/03/2011	Journal Entry	56			-SPLIT-	109.54	109.54

Total for Bank Charges							109.54
U S Trustee
	10/14/2011	Journal Entry	57			-SPLIT-	325.00	325.00

Total for U S Trustee							325.00

Journal Entry	Adjusting Journal Entry: Recent

Date: 10/03/2011

Account	Debit	Credit

Bank Charges	$109.54
B of A Checking		$109.54

Totals	$109.54	$109.54
Memo: B of A — Sept

Journal Entry	Adjusting Journal Entry: Recent

Date: 10/14/2011

Account	Debit	Credit

US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00
Memo: Q3 ‘11

Diversified Builder Services, Inc.
Profit & Loss
October 2011

Total
Income
Total Income
Expenses
Bank Charges	109.54
U S Trustee	325.00

Total Expenses	$434.54

Net Operating Income	$-434.54

Net Income	$-434.54

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — October 31, 2011

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Appraisal Services	1,000.00
Bank Charges	742.61
Taxes & Licenses	0.00
U S Trustee	3,900.00

Total Expenses	$5,642.61

Net Operating Income	$221,536.62
Other Income
Other Income	-99.34

Total Other Income	-99.34

Net Other Income	$-99.34

Net Income	$221,437.28

Diversified Builder Services, Inc.
Balance Sheet
As of October 31, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,757,472.28
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,757,472.28

Total Current Assets	$1,757,472.28
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	4,300,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-2,579,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,437,274.00

TOTAL ASSETS	$-1,679,801.72

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00

Total
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings	223,036.84
Net Income	-1,599.56
Total Equity	$-16,617,014.72

TOTAL LIABILITIES AND EQUITY	$-1,679,801.72

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 10/1/11 — 10/31/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services, Inc.	08-13129
Debtor	10/1/11 — 10/31/11
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$4,300,000.00
- Amounts charged off during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$4,300,000.00
Accounts Receivable Aging
0 - 30 days old
31 -60 days old
61 - 90 days old
91+ days old	$4,300,000.00
Total Accounts Receivable	$4,300,000.00
Amount considered uncollectible (Bad Debt)	$2,579,081.00
Accounts Receivable (Net)	$1,720,911.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 10/1/11 — 10/31/11
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	November 20, 2011 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 10/1/11 — 10/31/11
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$21,977.21				$21,977.21		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$96.17				$96.17		$269.00
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$325.00				$325.00		$3,900.00
COURT COSTS
TOTAL DISBURSEMENTS	$421.17				$421.17		$4,169.00

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(421.17)				$(421.17)		$(4,169.00)

CASH — END OF MONTH	$21,556.04				$21,556.04		$21,556.04

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$421.17
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$421.17

Account 8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 10/31/11

Balance per Bank		$21,555.87

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)

Bank charges on bank not on books		$0.17

Balance per Books		$21,556.04

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 10/1/11 — 10/31/11
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number 8192
01 01 149 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 09/30/2011
BANK OF AMERICA, N.A.	This Statement: 10/31/2011
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
2058 N. MILLS AVE #139	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/01/2011 — 10/31/2011	Statement Beginning Balance	$21,881.04
Number of Deposits/Credits	0	Amount of Deposits/Credits	$0.00
Number of Checks	1	Amount of Checks	$325.00
Number of Other Debits	1	Amount of Other Debits	$0.17
		Statement Ending Balance	$21,555.87
Number of Enclosures	1
		Service Charge	$0.17
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference

1013	$325.00	10/25	6892257204
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
10/31		$0.17	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
09/30	$21,881.04	$21,881.04	10/31	$21,555.87	$21,555.87
10/25	$21,556.04	$21,556.04

Account Number 8192
CUSTOMER CONNECTION	01 01 149 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 09/30/2011
DALLAS, TEXAS 75283-2406	This Statement: 10/31/2011

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
October 2011

	Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
	10/03/2011	Journal Entry	52			-SPLIT-	-96.17	-96.17
	10/14/2011	Journal Entry	53			-SPLIT-	-325.00	-421.17

Total for B of A Checking							-421.17
Bank Charges
	10/03/2011	Journal Entry	52			-SPLIT-	96.17	96.17

Total for Bank Charges							96.17
U S Trustee
	10/14/2011	Journal Entry	53			-SPLIT-	325.00	325.00

Total for U S Trustee							325.00

Journal Entry
Adjusting Journal Entry: Recent
Date: 10/03/2011

Account	Debit	Credit

Bank Charges	$96.17
B of A Checking		$96.17

Totals	$96.17	$96.17
Memo: B of A — Sept

Journal Entry
Adjusting Journal Entry: Recent
Date: 10/14/2011

Account	Debit	Credit

US Trustee	$325.00
B of A Checking		$325.00

Totals	$325.00	$325.00
Memo: Q3 ‘11

PFF Real Estate Services, Inc.
Profit & Loss
October 2011

Total
Income
Total Income
Expenses
Bank Charges	96.17
U S Trustee	325.00

Total Expenses	$421.17

Net Operating Income	$-421.17

Net Income	$-421.17

PFF Real Estate Services, Inc.
Profit & Loss
December 8, 2008 — October 31, 2011

Total
Income
Total Income
Expenses
Bank Charges	269.00
U S Trustee	3,900.00

Total Expenses	$4,169.00

Net Operating Income	$-4,169.00
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-4,168.96

PFF Real Estate Services, Inc.
Balance Sheet
As of October 31, 2011

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	21,556.04
PFF Checking	0.00

Total Bank Accounts	$21,556.04

Total Current Assets	$21,556.04

TOTAL ASSETS	$21,556.04

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	-2,744.06
Net Income	-1,424.90

Total Equity	$21,556.04

TOTAL LIABILITIES AND EQUITY	$21,556.04

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 10/1/11 — 10/31/11
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Rent/Leases-Equipment						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services, Inc.	08-13130
Debtor	10/1/11 — 10/31/11
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging
0 - 30 days old	NONE
31 -60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X